Exhibit 25(b)


____________________________________________________________
                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549
                    ____________________

                          FORM T-2

        STATEMENT OF ELIGIBILITY UNDER THE TRUST
        INDENTURE ACT OF 1939 OF AN INDIVIDUAL
        DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE
        ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
        305(b)(2)

               ______________________________


STANLEY BURG                            ###-##-####
(Name of Co-Trustee)                 (Social Security Number)

FOUR ALBANY STREET
NEW YORK, NEW YORK                         10006
(Business address, street,              (Zip Code)
city and state)


   ______________________________________________________

                    ENTERGY ARKANSAS, INC.
          (Exact name of obligor as specified in its charter)

     STATE OF ARKANSAS                                            71-0005900
(State or other jurisdiction of incorporation or organization)  (IRS Employer
                                                          Identification no.)

                      425 West Capital Avenue
                    Little Rock, Arkansas 72201
               (Address, including zip code and telephone
                    of principal executive offices)


          ______________________________________________________


                       $300,000,000 First Mortgage Bonds
                        (Title of the indenture securities)

1.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each affiliation.

          None.

2.       List of Exhibits.

                         List below all exhibits filed as
          part of this statement of eligibility and qualification.

                         None.


          ______________________________________________________

                         SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 4th of May 2000.



                              By:    /s/ Stanley Burg
                                   Stanley Burg
                                   (SIGNATURE OF CO-TRUSTEE)